                                                                  EXHIBIT 10.93




                          ACQUISITION AND CONSTRUCTION
                                 LOAN AGREEMENT


                   BETWEEN HELLER FINANCIAL, INC., AS LENDER
                AND PREFERRED EQUITIES CORPORATION, AS BORROWER

                                     DRAFT

                                 MARCH 27, 1996

                               TABLE OF CONTENTS


ARTICLE 1 - DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.1     Acquisition Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.2     Acquisition Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.3     Advance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.4     Affidavit of Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.5     Application for Advance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         1.6     Approved Budget  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.7     Approved Construction Schedule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.8     Approved Timeshare Document Filing Schedule  . . . . . . . . . . . . . . . . . . . . . . .    2
         1.9     Architect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.11    Association  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.12    Borrower . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         1.13    Borrower's Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.14    Completion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.15    Construction Contract  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.16    Contractor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.17    Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         1.18    Debtor Relief Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.19    Declaration of CCRs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.20    Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.21    Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         1.22    Financial Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
         1.23    Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
         1.24    GAAP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
         1.25    Governmental Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         1.26    Governmental Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         1.27    Guarantee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         1.28    Guarantor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         1.29    Improvements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         1.30    Improvements Completion Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         1.31    Inspecting Architects/Engineers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         1.32    Insurance Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
         1.33    Interval Incentive Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         1.34    Interval Receivables Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
         1.35    Interval Release Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         1.36    Interval Unit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         1.37    Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         1.38    Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         1.39    Loan Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         1.40    Loan Instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
         1.41    Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         1.43    Permitted Exceptions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
         1.44    Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

         1.45    Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.46    Renovation Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.47    Renovation Note  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.48    Resort Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.49    Survey . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.50    Title Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.51    Title Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE 2 - ADVANCES OF THE LOAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         2.1     Commitment of Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         2.2     Maximum Renovation Loan Balance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         2.3     Interest on the Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.4     Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.5     Conditions Precedent to Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         2.6     Final Advance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         2.7     Changes in Plans and Specifications, Approved Budget or Approved Construction Schedule . . . . . . . . . .  15
         2.8     No Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         2.9     Conditions Precedent for the Benefit of Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES OF BORROWER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         3.1     Borrower Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         3.2     Guarantor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         3.3     Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         3.4     Suits, Actions, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         3.5     Valid and Binding Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         3.6     Title to the Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.7     Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.8     System Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.9     Submittals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.10    Utility Availability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.11    Governmental Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.12    Property Access  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.13    Flood Hazards/Wetlands . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.14    Contracts with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.15    Inducement to Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE 4 - COVENANTS AND AGREEMENTS BORROWER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         4.1     Mandatory Principal Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         4.2     Compliance With Governmental Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         4.3     Construction of the Improvements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         4.4     Correction of Defects  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         4.5     Storage of Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         4.6     Inspection of the Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         4.7     Notices by Governmental Authority, Casualty, Condemnation  . . . . . . . . . . . . . . . . . . . . . . . .  21

         4.8     Application of Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         4.9     Borrower's Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         4.10    Direct Disbursement and Application by Lender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         4.11    Costs and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         4.12    Additional Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         4.13    Inspection of Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         4.14    No Liability of Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         4.15    No Conditional Sale Contracts, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         4.16    Defense of Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         4.17    Prohibition on Transfer of Property or Assignment of Borrower's Interest . . . . . . . . . . . . . . . . .  25
         4.18    Payment of Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         4.19    Restrictions and Annexation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         4.20    Current Financial Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         4.21    Tax Receipts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         4.22    Notice of Litigation, Claims, and Financial Change . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         4.23    No Occupancy Contrary to Builder's Risk Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         4.24    Hold Harmless  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         4.25    Cross Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         4.26    Modifications to Resort Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         4.27    Subordinated Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

ARTICLE 5 - RIGHTS AND REMEDIES OF LENDER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         5.1     Rights of Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         5.2     Acceleration and Other Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         5.3     Cessation of Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         5.4     Funds of Lender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         5.5     No Waiver or Exhaustion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         5.6     Marshalling Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

ARTICLE 6 - GENERIC TERMS AND CONDITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         6.1     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         6.2     Entire Agreement and Modifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         6.3     Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.4     Election of Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.5     Form and Substance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.6     Limitation on Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.7     No Third Party Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.8     Borrower in Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         6.9     Number and Gender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         6.10    Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         6.11    Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         6.12    Venue  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         6.13    Jury Trial Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         6.14    Attorney's Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         6.15    Escrow . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

         6.16    Commitment Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         6.17    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34


EXHIBIT:

     A        Application for Advance

     B        Approved Budget

     C        Easement Area

     D        Approved Construction Schedule

     E        Approved Timeshare Document Filing Schedule

     F        Permitted Exceptions

     G        Property Description

     H        Litigation Disclosure

     I        Approved Transaction

     J        Subordinated Obligations

                  ACQUISITION AND CONSTRUCTION LOAN AGREEMENT


                 THIS LOAN AGREEMENT, dated _________________, 1996, is made by and between HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), whose address is 11th Floor - Real Estate Financial Services, 500 West Monroe, Chicago, Illinois 60661, and PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower"), whose address is 4310 Paradise Road, Las Vegas, Nevada 89109, in respect of an acquisition and construction loan as set forth herein.

                            ARTICLE 1 - DEFINITIONS

                 For purposes of this Loan Agreement, the following terms shall have the respective meanings assigned to them.

                 1.1 Acquisition Commitment. The term "Acquisition Commitment" shall mean the lesser of Four Million Eight Hundred Sixty Five Thousand Dollars and No/100 ($4,865,000.00) or 90% of Borrower's cost to acquire the Property pursuant to that certain Purchase and Sale Agreement dated August 6, 1995 between Borrower, as purchaser, and The Villas at Monterey Limited Partnership, 209 Tango Limited Partnership and First Wilkow Venture, as seller, as amended ("Sale Agreement").

                 1.2 Acquisition Note. The term "Acquisition Note" shall mean the Promissory Note from Borrower to Lender evidencing the Acquisition Commitment dated of even date herewith, which is in the original principal amount of Four Million Eight Hundred Sixty Five Thousand Dollars and No/100 ($4,865,000.00).

                 1.3 Advance. The term "Advance" shall mean a disbursement by Lender of any of the proceeds of the Loan and/or the Borrower's Deposit pursuant to the Renovation Commitment and each such Advance shall be for reimbursement to Borrower of amounts paid by Borrower through the date of such Advance in accordance with the Approved Budget.

                 1.4 Affidavit of Borrower. The term "Affidavit of Borrower" shall mean a sworn affidavit of Borrower (and such other parties as Lender may require) to the effect that all statements, invoices, bills, and other expenses incident to the acquisition of the Property and the construction of the Improvements incurred to a specified date, whether or not specified in the Approved Budget, have been paid in full, except for amounts retained pursuant to the Construction Contract.

                 1.5 Application for Advance. The term "Application for Advance" shall mean a written application on an AIA or other forms as set forth in Exhibit "A" attached hereto, by Borrower (and such other parties as Lender may require) to Lender specifying by name, current address, and amount all independent third parties to whom Borrower is obligated for labor, materials, or services supplied for the construction of the Improvements and all other expenses incident to the Loan, the Property, and the construction of the Improvements and specifying those budgeted items which have been performed by Borrower's employees, requesting an Advance for reimbursement for the payment of such items, containing an Affidavit of Borrower, accompanied by such schedules, affidavits, releases, waivers, statements, invoices, bills, and other documents as Lender and Title Company may reasonably request provided such affidavits, releases and waivers shall only be required for independent third parties as specified in the Application for Advance.

                 1.6 Approved Budget. The term "Approved Budget" shall mean the Budget attached as Exhibit "B" for the renovation of 102 two-bedroom condominium units to be used for timeshare purposes and construction of a 3,000 square foot sales and amenity building (the "Amenity Building") on the Property and the construction of the Gate House to be located on the easement area described in Exhibit "C." The term Approved Budget shall also include any decreases or increases as permitted hereunder in accordance with Section 2.7.

                 1.7 Approved Construction Schedule. The term "Approved Construction Schedule" shall mean the schedule and order of renovation and construction of the Improvements set forth in Exhibit "D" and any modifications thereto permitted in accordance with Section 2.7.

                 1.8 Approved Timeshare Document Filing Schedule. The term "Approved Timeshare Document Filing Schedule" shall mean the schedule attached as Exhibit "E" for filing and approval of the Timeshare Public Offering Statement for the Resort Property with and by all Governmental Authorities for the sale of Interval Units and the operation of the Resort Property.

                 1.9 Architect. The term "Architect" shall mean Fugleberg Koch Architects, the architect for design of the Amenity Building.

                 1.10 Architectural Contract. The term "Architectural Contract" shall mean all written agreements between Borrower and Architect for architectural services pertaining to construction of the Amenity Building.

                 1.11 Association. The term "Association" shall mean the association to be created pursuant to the Declaration of CCRs.

                 1.12 Borrower. The term "Borrower" shall mean Preferred Equities Corporation, a Nevada corporation, and its successors and assigns, provided that Borrower shall be subject to all restrictions on assignment and transfer of the Property or any part thereof or interest thereon that are contained in this Loan Agreement and the Loan Instruments.

                 1.13 Borrower's Deposit. The term "Borrower's Deposit" shall mean such cash sums as Lender may deem necessary pursuant to Section 4.7 for completion of repair or reconstruction of casualty or condemnation loss or
Section 2.7 for budget increases or changes to the Plans.

                 1.14 Completion. The term "Completion" shall mean the substantial completion of the Improvements in accordance with the Approved Budget, the Approved Construction Schedule, the Construction Contract, the Architectural Contract for the Amenity Building and the Plans, as evidenced by
(i) a certificate of occupancy (or its equivalent), if applicable, permitting legal occupancy thereof issued by the local Governmental Authorities with jurisdiction over construction of the Improvements, (ii) a certificate of the contractor in form and substance satisfactory to Lender regarding completion of the Amenity Building, and (iii) a certificate of the Inspecting Architects/Engineers in form and substance satisfactory to Lender.

                 1.15 Construction Contract. The term "Construction Contract" shall mean all construction contracts executed by Borrower for the construction of the Improvements, including, without limitation, contracts between Borrower and Contractor.

                 1.16 Contractor. The term "Contractor" shall mean the general contractor to be retained by Borrower for the construction of the Amenity Building. At least sixty (60) days prior to commencement of construction of the Amenity Building, Borrower shall submit to Lender for approval the Plans for the Amenity Building, and the fully executed Assignment of Construction Contract substantially in the form attached as Exhibit "1.16" or such other form as Lender may reasonably accept.

                 1.17 Costs. The term "Costs" shall mean all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Lender including repair costs, payments to remove or protect against liens, attorneys' fees for pre-trial, trial and appellate matters (including fees of Lender's inside counsel), receivers' fees, appraisers' fees, engineers' fees, accountants' fees, independent consultants' fees (including environmental consultants), all costs and expenses incurred in connection with any of the foregoing, Lender's out-of-pocket costs and expenses related to any audit or inspection of the Property, outlays for documentary and expert evidence, stenographers' charges, stamp taxes, intangible taxes, publication costs, and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title and

UCC searches, and examination, title insurance policies, and similar data and assurances with respect to title as Lender may deem reasonably necessary either to prosecute any action or to evidence to bidders at any foreclosure sale of the Property the true condition of the title to, or the value of, the Property.

                 1.18 Debtor Relief Laws. The term "Debtor Relief Laws" shall mean any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar laws affecting the rights or remedies of creditors generally, as in effect from time to time.

                 1.19 Declaration of CCRs. The term "Declaration of CCRs" shall mean collectively the Declaration of Covenants, Conditions and Restrictions for Ramada Vacation Suites at Tango Bay, and any supplements, amendment, or modifications thereto to be created and recorded in the public records of Orange County, Florida governing the Property.

                 1.20 Default. The term "Default" shall mean any event which, with the giving of notice or the passage of time or both, would become an Event of Default.

                 1.21 Event of Default. The term "Event of Default" shall mean the occurrence of any one of the following:

                          (a)     Any indebtedness evidenced, governed or
secured by any of the Loan Instruments is not paid within five (5) days of the date when due, whether by acceleration or otherwise.

                          (b)     Borrower's failure to maintain any of the
Insurance Policies or any transfer of or lien or encumbrance imposed upon the Property or any part thereof or interest therein in violation of Sections 4.17 or 4.18 below or any other restriction on transfer or liens set forth in the Loan Instruments.

                          (c)     Any covenant in this Agreement, other than
matters governed by Sections 1.21(a) and (b) hereof, is not fully and timely performed, and Borrower does not cure such failure to perform for a period of thirty (30) days after written notice thereof from Lender to Borrower (provided, however, that if any such failure concerning a non-monetary covenant or condition is reasonably susceptible of cure but not within said thirty (30) day period, then no Event of Default shall be deemed to exist hereunder so long as Borrower commences such cure within said thirty (30) day period and diligently and in good faith pursues such cure to completion within ninety (90) days of said written notice from Lender to Borrower).

                          (d)     Any Default or Event of Default or any
failure of Borrower to abide by the terms of or fulfill its obligations under the other Loan Instruments, after the passage of any applicable cure period set forth therein.

                          (e)     Any statement, representation or warranty in
the Loan Instruments, any Financial Statements or any other writing delivered to Lender in connection with the Loan is false, misleading or erroneous in any material respect.

                          (f)     Once construction has begun, the cessation of
the construction of the Improvements for more than thirty (30) days without the written consent of Lender, unless such cessation is caused by strike, riot, shortage of materials or acts of God, provided that an Event of Default shall exist if such cessation continues for more than sixty (60) days for any reason.

                          (g)     Failure of the construction of the
Improvements or any materials for which an Advance has been requested to substantially comply with the Plans, the Approved Budget, the Approved Construction Schedule, or any Governmental Requirements which noncompliance is not cured to Lender's satisfaction within thirty (30) days after written notice from Lender to Borrower.

                          (h)     Completion of the Improvements or any element
thereof has not occurred on the applicable Improvements Completion Date as set forth in the Approved Construction Schedule subject to strike, riot, shortage of materials, acts of God or other matters beyond the control of Borrower; provided, however, that an Event of Default shall exist if Completion is delayed for more than sixty (60) days for any reason beyond the Final Completion Date.

                          (i)     The Borrower or Guarantor:

                                  (1)      does not pay its debts as they
become due or admits in writing its inability to pay its debts or makes a general assignment for the benefit of creditors; or

                                  (2)      commences any case, proceeding or
other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any Debtor Relief Laws; or

                                  (3)      in any involuntary case, proceeding
or other action commenced against it which seeks to have an order for relief entered against it, as debtor, or seeks reorganization, arrangement, liquidation, dissolution or composition of it or its debts under any Debtor Relief Laws, (i) fails to obtain a dismissal of such case, proceeding or other action within sixty

(60) days of its commencement, or (ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter, or (iii) is the subject of an order for relief; or

                                  (4)      conceals, removes, or permits to be
concealed or removed any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings which is not vacated within sixty (60) days from the date thereof; or

                                  (5)      has a trustee, receiver, custodian
or other similar official appointed for, or take possession of, all or any part of the Property or any other of its property or has any court take jurisdiction of any other of its property which continues for a period of sixty (60) days (except where a shorter period is specified in the immediately following subparagraph (6)); or

                                  (6)      fails to have discharged within a
period of thirty (30) days any attachment, sequestration, or similar writ levied upon any property of such owner; or

                                  (7)      fails to pay within thirty (30) days
of issuance or entry any final money judgment, after appeal, and subject to
Section 4.18 any tax, lien, or attachment in the amount of Fifty Thousand Dollars and No/100 ($50,000.00) or greater.

                          (j)     Title to all or any part of the Property
(other than (i) obsolete or worn personal property replaced by adequate substitutes of equal or greater value than the replaced items when new or (ii) personal property no longer necessary for the operation of the Property, provided removal of such personal property does not materially affect the value or operation of the Property) shall become vested in any party other than the Borrower, whether by operation of law or otherwise, except for the conveyance of Interval Units in the ordinary course of business and in accordance with this Loan Agreement and the other Loan Instruments.

                          (k)     Borrower records or permits to be recorded
against the Property a Notice of Limitation limiting future advances which may be made under the Mortgage.

                          (l)     Any default by Borrower under the documents
and instruments evidencing and securing the Interval Receivables Loan after the passage of any applicable grace or cure period.

                          (m)     Failure by Borrower to meet the requirements
of the Approved Timeshare Document Filing Schedule.

                          (n)     Failure of the Borrower to maintain the
minimum Net Worth.

                          (o)     Failure of Borrower to draw the first Advance
under the Interval Receivables Loan on or before the earlier of January 1, 1997 or sixty (60) days after final approval of the POS; provided such date shall be extended on a day-for-day basis by any delay caused by Lender's review of the POS beyond the times specified in Exhibit "E."

                 1.22 Financial Reports. The term "Financial Reports" shall mean (a) with respect to Borrower, a balance sheet of assets and liabilities (including all material contingent liabilities) and related statements of income and cash flow, during the term of the Loan monthly statements of the operation of the Property (including monthly sales report, monthly operating statements and monthly statements of delinquency of receipts and payments) as of the last day of each month, (b) with respect to Guarantor, a balance sheet of assets and liabilities (including all material contingent liabilities) and related statements of income and cash flow, and (c) quarterly unaudited financial statements of Borrower and Guarantor consisting of a current balance sheet of assets and liabilities and related statements of income and cash flow to be delivered to Lender within sixty (60) days after the end of each fiscal quarter, and (d) annual audited financial statements of Borrower and Guarantor and unaudited financial statements of the Association (for so long as Borrower controls the Association) to be delivered to Lender within one hundred twenty (120) days after the end of each applicable fiscal year.

                 1.23 Financial Statements. The term "Financial Statements" shall mean all financial statements, reports, summaries and other financial information delivered by Borrower to Lender as of the date of this Agreement in connection with Lender's underwriting of the Loan and the Property.

                 1.24 GAAP. The term "GAAP" shall mean generally accepted accounting principles, applied on a consistent basis, set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question; and the requisite that such principles be applied on a consistent basis means that the accounting principles in a current period are comparable in all material respects to those applied in a preceding period, with any exceptions thereto noted.

                 1.25 Governmental Authority. The term "Governmental Authority" shall mean the United States of America, the State of Florida, the County of Orange, and any other governmental authorities having jurisdiction over Borrower, Guarantor, the Property or the sale of Interval Units.

                 1.26 Governmental Requirements. The term "Governmental Requirements" shall mean all Federal, State and local rules, regulations, ordinances, laws and statutes which affect the Property or Borrower's right to sell Interval Units.

                 1.27 Guarantee. The term "Guarantee" shall mean the Payment and Completion Guaranty executed by Guarantor to the Lender.

                 1.28 Guarantor. The term "Guarantor" shall mean Mego Financial Corp., a New York corporation.

                 1.29 Improvements. The term "Improvements" shall mean the 102 condominium units to be sold as Interval Units, the Amenity Building, the parking area and pool area, and the Gate House as described in the Plans, the Approved Budget and the Approved Construction Schedule. References in this Loan Agreement to construction of Improvements means construction or renovation of the Improvements, as applicable.

                 1.30 Improvements Completion Date. The term "Improvements Completion Date" shall mean the deadline for Completion of each element of the Improvements as set forth on the Approved Construction Schedule.

                 1.31 Inspecting Architects/Engineers. The term "Inspecting Architects/Engineers" shall mean such employees, representatives and agents of Lender or third parties, who will, from time to time, conduct inspections of the Property, review Borrower's compliance with this Loan Agreement and offer other services related thereto.

                 1.32 Insurance Policies. The term "Insurance Policies" shall mean:

                          (a)     All-risk builder's risk insurance during the
construction of the Amenity Building, in an amount equal to 100% of the replacement cost of the Amenity Building, providing all-risk coverage on the Amenity Building and materials stored on the Property and elsewhere, and including the perils of collapse, water damage and, if requested by Lender, flood, earthquake, business interruption and other risks;

                          (b)     All-risk insurance on the Property until the
Loan is paid in full, as determined by Lender, in the amount of at least 100% of the replacement cost of such Improvements or in such amounts as Lender may reasonably require, providing all-risk coverage on the Improvements, and, if requested by Lender, to include the perils of flood, earthquake, business interruption and other risks;

                          (c)     Comprehensive General Liability Insurance for
owners and contractors, including blanket contractual liability, products and completed operations, personal injury (including employees), independent contractors and explosion, hazards for not less than Two Million Dollars and No/100 ($2,000,000.00) arising out of any one occurrence or in any increased amount reasonably required by Lender;

                          (d)     Workers' Compensation Insurance for
contractors for statutory limits; and

                          (e)     Such other insurance, including but not
limited to business interruption insurance, as Lender may reasonably require.

                 All Insurance Policies shall be issued on forms and by companies reasonably satisfactory to Lender and shall be delivered to Lender or in the alternative, certificates of such insurance shall be delivered to Lender if such insurance is obtained through blanket policies of Borrower. All-risk Insurance Policies shall have loss made payable to Lender as mortgagee together with the standard mortgage clause in a form satisfactory to Lender. Comprehensive General Liability, Comprehensive Automobile Liability and Workers' Compensation coverages shall have a provision giving Lender thirty
(30) days, prior notice of cancellation or material change of the coverage.

                 1.33 Interval Incentive Fee. The term "Interval Incentive Fee" shall mean a mandatory payment to Lender during the term of the Loan of Twenty Dollars and No/100 ($20.00) per Interval Unit to be paid on condition of the release of an Interval Unit.

                 1.34 Interval Receivables Loan. The term "Interval Receivables Loan" shall mean the financing arrangements entered into between Borrower and Lender whereby Lender is providing Borrower with financing for certain receivables of Borrower generated from Borrower's sale of Interval Units, which is evidenced by an Interval Receivables Loan and Security Agreement of even date herewith (the "Receivables Loan Agreement") and certain other loan documents.

                 1.35 Interval Release Payment. The term "Interval Release Payment" shall mean mandatory payments of (i) One Thousand Two Hundred Eighty Dollars and No/100 ($1,280.00) per Interval Unit to be applied first to interest due and payable and then to the principal balance outstanding from time to time under the Acquisition Commitment, and (ii) Seven Hundred Twenty Dollars and No/100 ($720.00) per Interval Unit to be applied first to interest due and payable and then to the principal balance outstanding from time to time under the Renovation Commitment, both to be paid upon the sale of each Interval Unit. The sale of such Interval Units may be by (i) direct cash payment to Borrower, or (ii) installment purchase financed by Borrower or third parties. Upon the making of these Interval Release Payments and the Interval Incentive Fee and provided Borrower is not in default hereunder, Lender shall release such Interval Unit from the Mortgage.

                 1.36 Interval Unit. The term "Interval Unit" shall have the same meaning as the term "Interval" in the Receivables Loan Agreement.

                 1.37 Lender. The term "Lender" shall mean Heller Financial, Inc., a Delaware corporation, and its successors and assignees of the Loan.

                 1.38 Loan. The term "Loan" shall mean the loan by Lender to Borrower, in the maximum amount of the Acquisition and Renovation Commitment, not to exceed, in the aggregate, the advance of (a) the lesser of Four Million Eight Hundred Sixty Five Thousand Dollars and No/100 ($4,865,000.00) or 90% of the costs of acquisition of the Property plus (b) 100% of the costs of labor, materials, and services supplied for the construction of the Improvements and all other expenses incident to construction of the Property, as to each item only to the extent specified in the Approved Budget which amount shall not exceed a total of Three Million Dollars and No/100 ($3,000,000.00) over the term of the Loan and shall not exceed the amount of One Million Five Hundred Thousand Dollars and No/100 ($1,500,000.00) outstanding at any one time.

                 1.39 Loan Commitment. The term "Loan Commitment" shall mean a maximum of Seven Million, Eight Hundred Sixty Five Thousand Dollars and No/100 ($7,865,000.00) (of which no more than $6,365,000.00 may be outstanding at any one time), which is the maximum amount of Advances of the Loan which Lender may be obligated to make under this Loan Agreement, and is comprised of the Acquisition Commitment and the Renovation Commitment.

                 1.40 Loan Instruments. The term "Loan Instruments" shall mean this Loan Agreement, the Mortgage, the Acquisition Note, the Renovation Note, the Guarantee, the financing statements, and such other instruments evidencing, securing, perfecting or pertaining to the Loan as shall, from time to time, be executed and delivered by Borrower, Guarantor, or any other party to Lender pursuant to this Loan Agreement, including, without limitation, each Affidavit of Borrower, each Application for Advance, and the Approved Budget.

                 1.41 Mortgage. The term "Mortgage" shall mean the Mortgage, Assignment of Rents and Security Agreement from Borrower to Lender dated of even date herewith securing the payment of the Acquisition Note and Renovation Note, and the payment and performance of all obligations specified in the Mortgage and the Loan Instruments, and evidencing a valid and enforceable lien on the Property.

                 1.42 Net Worth. The term "Net Worth" shall mean the amount of Seventeen Million Dollars and No/100 ($17,000,000.00) as determined in accordance with GAAP without taking into consideration any sums due Borrower from Guarantor.

                 1.43 Permitted Exceptions. The term "Permitted Exceptions" shall mean those exceptions to and encumbrances on title to the Property which Lender has approved at the date of this Loan Agreement and which are described on Exhibit "F" hereto.

                 1.44 Plans. The term "Plans" shall mean the final working drawings and specifications for the construction of the Amenity Building, which have been prepared by the Architect and approved by Lender and as may be modified pursuant to Section 2.7.

                 1.45 Property. The term "Property" shall mean the land described in Exhibit "G" attached hereto and incorporated herein by reference, together with the easement rights described in that certain Easement Agreement to be recorded with the Mortgage in the Public Records of Orange County, Florida, to property described on Exhibit "C" and where the context requires shall also mean the Improvements and all other property constituting the "Property," as described in the Mortgage.

                 1.46 Renovation Commitment. The term "Renovation Commitment" shall mean Three Million Dollars ($3,000,000), which is the maximum amount of Advances Lender is obligated to make under this Loan Agreement for construction and renovation; provided, however, at no time shall the principal balance outstanding under the Renovation Note exceed $1,500,000.00.

                 1.47 Renovation Note. The term "Renovation Note" shall mean the Revolving Renovation Promissory Note of even date herewith from Borrower to Lender evidencing the Renovation Commitment in the original principal amount of One Million Five Hundred Thousand Dollars and No/100 ($1,500,000.00).

                 1.48 Resort Property. The term "Resort Property" shall mean "Ramada Vacation Suites at Tango Bay," a timeshare condominium to be developed by Borrower as a timeshare project on the Property.

                 1.49 Survey. The term "Survey" shall mean a current survey of the Property meeting the standards of the American Land Title Association and certified by the surveyor to Lender in form and substance satisfactory to Lender, and if applicable, a recorded plat or map of the Property, as required by Lender, which such plat or map shall be approved and accepted by all Governmental Authorities having jurisdiction of the Property.

                 1.50 Title Company. The term "Title Company" shall mean First American Title Insurance Company.

                 1.51 Title Insurance. The term "Title Insurance" shall mean a title insurance policy in the amount of Six Million Three Hundred Sixty-five Thousand Dollars and No/100 ($6,365,000.00) insuring that the Mortgage constitutes a valid first priority lien covering the Property subject only to the Permitted Exceptions, issued by the Title Company to Lender.

                        ARTICLE 2 - ADVANCES OF THE LOAN

                 2.1 Commitment of Lender. Concurrently with the recording of the Mortgage, Lender shall advance the amount of the Acquisition Commitment to Borrower. Subject to the conditions hereof, and provided that there exists no Default and no Event of Default, and further provided that the outstanding balance of the Renovation Commitment shall not exceed the maximum amount set forth in Section 2.2 below, Lender will make Advances to Borrower in the aggregate maximum amount of the Renovation Commitment in accordance with this Loan Agreement. Lender shall be obligated to make such Advances only in the maximum amount of the Renovation Commitment. In addition, Lender shall not be obligated to make an Advance if at any time the combined outstanding balance of the Acquisition Note, the Renovation Note and the promissory note given by Borrower to Lender pursuant to the Interval Receivables Loan would exceed Fifteen Million Dollars and No/100 ($15,000,000.00) in the aggregate if such Advance were made by Lender. The term of the Acquisition Loan and the Renovation Loan shall be for thirty-six (36) months from the date hereof. The Advances under the Renovation Commitment shall be drawn by Borrower within twenty-four (24) months of the date hereof.

                 2.2 Maximum Renovation Loan Balance. Notwithstanding anything to the contrary contained in this Loan Agreement or the Loan Instruments, the outstanding principal balance of the Renovation Note (including all Advances) shall never exceed One Million Five Hundred Thousand Dollars and No/100 ($1,500,000.00).

                 2.3 Interest on the Loan. Interest on the Loan, at the rate or rates specified in the Acquisition and Renovation Notes, shall be computed on the unpaid principal balance which exists from time to time and shall be computed with respect to each Advance only from the date of such Advance. Such interest on the Loan shall be paid by Borrower to Lender on a monthly basis as provided in the applicable note. As a courtesy, Lender's practice is to send out monthly billing statements on or about the twentieth
(20th) day of the month prior to the month in which such payment is due; however, the failure of Lender to send out such a billing statement shall not relieve Borrower of its obligation to pay interest in accordance with the applicable notes.

                 2.4 Advances. Advances pursuant to the Renovation Commitment shall be made by Lender as specified in the Approved Budget, upon compliance by Borrower with this Loan Agreement. From time to time, Borrower shall submit an Application for an Advance to Lender requesting an Advance for the reimbursement of payment of costs of labor, materials, and services supplied for the construction of the Improvements or for the payment of other costs and expenses incident to the Loan, or the construction of the Improvements, as specified in the Approved Budget. Borrower shall not submit Applications for an Advance more than two times per month nor more frequently than once per week, and each Application for Advance shall be for an amount not less than One Hundred Thousand Dollars and No/100 ($100,000.00). Advances shall be limited to the amounts shown in corresponding line items in the Approved Budget and shall not exceed the aggregate of (a) the costs of labor, materials, and services incorporated in to the Improvements in a manner acceptable to Lender, plus (b) the purchase price of all uninstalled materials to be utilized in the construction of the Improvements and to be stored on the Property, less (c) all prior Advances for payment of costs of labor, materials, and services for the construction of the Improvements. Each Advance shall be issued by Lender within ten (10) days of Lender's receipt of Borrower's Application for Advance, provided Borrower is in compliance with conditions to such Advance set forth herein. In addition to the conditions set forth below, Lender's obligation to make Advances shall be subject to the receipt by Lender, on a monthly basis, of reports from Lender's Inspecting Architects/Engineers certifying that the Improvements are on schedule under the Approved Completion Schedule(s) and are in compliance with the Approved Budget and the Plans, as applicable.

                 2.5 Conditions Precedent to Advances. As a condition precedent to each Advance hereunder, Borrower shall satisfy or deliver evidence of the following requirements:

                          (a)     an Application for Advance;

                          (b)     execute and deliver to, procure for and
deposit with, and pay to Lender and, if appropriate, record in the proper records with all filing and recording fees paid, the Loan Instruments and such other documents, instruments, and certificates as Lender or Title Company may require;

                          (c)     An Affidavit of Borrower;

         (c)     There shall then exist no Default or Event of Default;

                          (d)     The representations and warranties made in
this Loan Agreement shall be true and correct in all material respects on and as of the date of each Advance, with the same effect as if made on that date. Borrower shall inform Lender of any changes or revisions to the representations and warranties set forth herein by disclosing such facts in the Affidavit of Borrower. If any such changes or revisions are determined by Lender in its sole discretion to be materially adverse, Lender may refuse to make the requested Advance.

                          (e)     Borrower will procure and deliver to Lender
(i) releases or waivers of mechanics' liens from any independent third parties providing labor, materials or supplies for construction or renovation of the Improvements, and (ii) copies of checks, paid bills or invoices and purchase orders for all items in excess of One Thousand Dollars and No/100 ($1,000.00) showing payment to all such third parties who have furnished materials or services or performed labor of any kind in connection with the construction of any of the Improvements covered by the Application for Advance;

                          (f)     The Title Insurance shall be endorsed and
extended to the date of such Advance to cover each Advance with no additional title exception objectionable to Lender;

                          (g)     General ledger detail reports with respect to
such Application for Advance; and

                          (h)     Copies of all building and other construction
or development permits and approvals issued through the date of such Advance.

                          (i)     With respect to any Improvements which have
been completed as required under the Approved Construction Schedule, evidence that all Governmental Requirements have been satisfied, including, but not limited to, delivery of certificates of occupancy (or its equivalent) permitting the Improvements to be legally occupied.

                          (j)     Prior to the first Advance for construction
of the Amenity Building, a fully executed copy of the Assignment of Construction Contract and a Payment and Completion Bond for construction of the Amenity Building.

                 2.6 Final Advance. As a condition precedent to the final Advance, in addition to all other requirements herein, completion of all Improvements shall have occurred and Borrower must satisfy the following requirements and, if required by Lender, deliver to Lender evidence of such satisfaction:

                          (a)     A completion certificate from the Inspecting
Architects/Engineers;

                          (b)     Evidence that all Governmental Requirements
have been satisfied, including but not limited to, delivery to Lender of a certificate of occupancy (or its equivalent) if issued by local Governmental Authorities, permitting the Improvements to be legally occupied;

                          (c)     Evidence that no mechanic's or materialman's
lien or other encumbrance has been filed and remains in effect against the Property;

                          (d)     Final lien releases or waivers by the
Architect, Contractor, and all subcontractors, materialmen, and other independent third parties who have supplied labor, materials, or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory, or constitutional lien against the Property, subject to retainage;

                          (e)     Evidence in a form reasonably satisfactory to
the Lender that all Improvements are in compliance with the accessibility requirements of the federal Fair Housing Act and the Florida and federal Americans with Disabilities Act.

                          (f)     a survey of the Amenity Building showing no
encroachment off the Resort Property or on any easement; and

                          (g)     The Title Insurance shall be endorsed and
extended to the date of the final Advance with no additional exception objectionable to Lender.

                 2.7 Changes in Plans and Specifications, Approved Budget or Approved Construction Schedule. Without the prior written approval of Lender there shall be no change in the Plans or the Approved Budget which would
(i) either increase or decrease the cost of the Improvements individually more than Twenty Five Thousand Dollars ($25,000.00), (ii) together with costs associated with prior changes in the Plans or the Approved Budget result in an increase in the total costs of changes in the Plans in the Approved Budget over Fifty Thousand Dollars ($50,000.00), (iii) affect the structural components of the Improvements; or (iv) cause the estimated time to complete the Improvements to extend beyond the Improvements Completion Date as set forth in the Approved Construction Schedule and neither the Plans nor the Approved Budget shall be modified in any way which would detract from the value of the Improvements. Requested changes shall be submitted to Lender for approval on a form acceptable to Lender accompanied by a copy of the plans and specifications or a revised budget applicable to the changes. Such changes must, prior to being effective, be duly approved by Lender and all other persons required by Lender. Lender shall review and approve or disapprove any such change request within ten (10) days of receipt of such written request from Borrower. Lender is under no duty to inform Borrower of the quality or suitability of the Plans or any amendment or alteration thereto. As a condition to any such approval, Lender may require, in its sole discretion, confirmation satisfactory to Lender of the cost increase, if any, which would result from performance of the work contemplated under such change, and if it appears that performance of such work shall result in such an increase, Lender may, in its sole discretion, condition its approval upon a Borrower's Deposit of the amount of such increase or other evidence satisfactory to Lender in its discretion that Borrower has the funds necessary to provide for such cost increase. Without the prior written approval of the Lender, there shall be no change in the Approved Construction Schedule which change would extend the final Improvements Completion Date or any interim Improvements Completion Date by more than thirty (30) days. Lender shall review and approve or disapprove any such requested change within ten
(10) days of Lender's receipt of such written request from Borrower. Except as restricted herein, Borrower may make changes to the Plans or the Approved Budget or Approved Construction Schedule upon written notice to Lender of such change.

                 2.8 No Waiver. No Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further Advance or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be an Event of Default.

                 2.9 Conditions Precedent for the Benefit of Lender. All conditions precedent to the obligation of Lender to make any Advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Advance in the absence of strict compliance with such conditions precedent. All requirements of this Loan Agreement agreed to by Borrower and for the benefit of Lender may be waived by Lender, in whole or in part, at any time.

                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES
                                  OF BORROWER

                 Borrower hereby represents; and warrants as follows:

                 3.1 Borrower Existence. Borrower is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada and qualified to do business in the State of Florida with its principal place of business at its address set forth above.

                 3.2 Guarantor. Guarantor is a corporation duly formed, validly existing and in good standing under the laws of the State of New York with its principal place of business at 4310 Paradise Road, Las Vegas, Nevada 89109.

                 3.3 Financial Statements. The Financial Statements are true, correct, and complete in all material respects as of the dates specified therein and the balance sheets, profit and loss statements and statements of cash flow fairly present the financial condition of Borrower and, if required, of Guarantor as of the dates specified. No material adverse change has occurred in the financial condition of Borrower or Guarantor since the dates of the Financial Statements.

                 3.4 Suits, Actions, Etc. Other than as disclosed on Exhibit "H" hereto, there are no actions, suits, or proceedings pending or, to the knowledge of Borrower, threatened, in any court or before or by any Governmental Authority against or affecting Borrower, Guarantor, or the Property, which, if adversely determined, would have a material adverse effect on the Property or impair the ability of Borrower or Guarantor to complete its obligation under the Loan Instruments or which involve the validity, enforceability, or priority of any of the Loan Instruments, at law or in equity. The consummation of the transactions contemplated hereby, and the performance of any of the terms and conditions hereof and of the other Loan Instruments, will not result in a breach of, or constitute a default in Borrower's or Guarantor's organizational documents or in any mortgage, deed of trust, lease, promissory note, loan agreement, credit agreement, partnership agreement, or other agreement to which Borrower or Guarantor is a party or by which Borrower or Guarantor may be bound or affected. To the best of their knowledge, neither Borrower nor Guarantor is in default of any order of any court or any requirement of any Governmental Authority.

                 3.5 Valid and Binding Obligation. All of the Loan Instruments, and all other documents referred to herein to which Borrower or Guarantor is a party, upon execution and delivery will constitute valid and binding obligations of Borrower and Guarantor, enforceable in accordance with their terms except as limited by Debtor Relief Laws.

                 3.6 Title to the Property. Borrower holds full legal and equitable title to the Property, subject only to the Permitted Exceptions.

                 3.7 Disclosure. There is no fact of which Borrower is aware that Borrower has not disclosed to Lender in writing that could materially adversely affect the property, business or financial condition of Borrower, Guarantor or the Property. Borrower has furnished Lender with a true and complete copy of all documents relating to construction of the Improvements.

                 3.8 System Compliance. The storm and sanitary sewer system, water system, all mechanical systems of the Property and other parts of the Improvements do (or when constructed will) comply with all applicable environmental, pollution control and ecological laws, ordinances, rules and regulations, and all Governmental Authorities having jurisdiction of the Property have issued or to the best of Borrower's knowledge will issue all necessary permits, licenses or other authorizations for the construction of the Improvements (specifically including the named systems).

                 3.9 Submittals. The Loan Instruments and all Financial Statements, Plans, budgets, schedules, opinions, certificates, confirmations, contractor's statements, applications, rent rolls, affidavits, agreements, Construction Contract, Architectural Contract and other materials submitted to the Lender in connection with or in furtherance of the Loan Instruments by or on behalf of the Borrower or Guarantor fully and fairly state in all material respects the matters with which they purport to deal, and neither misstate any material fact, nor, separately or in the aggregate, fail to state any material fact necessary to make the statements made not misleading; provided, however, that such representation and warranty is made to the best of Borrower's knowledge with respect to such materials submitted to Lender which were prepared by parties other than Borrower or its employees.

                 3.10 Utility Availability. All utility and municipal services required for the construction, occupancy and operation of the Improvements, including, but not limited to, water supply, storm and sanitary sewer systems, electric and telephone facilities, are available for use and tap-on at the boundaries of the Property and will be available in sufficient amounts for the normal and intended use of the Improvements, and written permission has been or will be obtained from the applicable utility companies or municipalities to connect the Improvements into each of said services.

                 3.11 Governmental Requirements. The Property and the Improvements are and at all times during the Loan will be constructed, operated and sold in compliance with all zoning requirements, building codes, subdivision improvement agreements, licensing requirements, all covenants, conditions and restrictions of record, and all other Governmental Requirements and there are no Governmental Requirements prohibiting the use and operation of the Property for timeshare purposes. The zoning and subdivision approval of the Property and the right and ability to construct, use or operate the Improvements are not in any way dependent on or related to any real estate other than the Property. To Borrower's knowledge, there are no, nor are there any alleged or asserted, violations of Governmental Requirements, law, regulations, ordinances, codes, permits, licenses, declarations, covenants, conditions, or restrictions of record, or other agreements relating to the Property or the Improvements or any part thereof. Borrower has obtained or is not aware of reasons why it cannot obtain all necessary permits, licenses, consents and approvals to develop and operate the Property as a time-share project.

                 3.12 Property Access. The Property has adequate access through fully improved private or dedicated roads.

                 3.13 Flood Hazards/Wetlands. The Property is in flood zone "C" as defined in the Flood Disaster Protection Act of 1973, as amended, and the Property is not located within a wetlands as defined by any Governmental Authority.

                 3.14 Contracts with Affiliates. Except for the relationships and transactions (the "Approved Transactions") disclosed to Lender in writing and set forth on Exhibit "I", Borrower owns no stock or interest in any other person or entity and has no affiliates which have any involvement or interest in the Property in any way. All Approved Transactions were negotiated in good faith, are arms-length transactions and all terms, covenants and conditions which govern the Approved Transactions are at market rate. The representation and warranty made in this Section 3.14 shall remain true throughout the term of the Loan provided, however, Borrower may have the right to acquire and create new subsidiaries.

                 3.15 Inducement to Lender. The representations and warranties in this Article and the covenants and agreements of Borrower set forth in Article 4 below and contained in the Loan Instruments are made by Borrower as an inducement to Lender to make the Loan and Borrower understands that Lender is relying on such representations, warranties, covenants and agreements which shall be true and correct at all times while the Loan is outstanding and shall survive any (a) bankruptcy proceedings involving Borrower, Guarantor or the Property, or (b) foreclosure of the Mortgage, or (c) conveyance of title to the Property to the Lender in lieu of foreclosure of the Mortgage. Acceptance of each Advance constitutes reaffirmation, as of the date of such acceptance, of the representations, warranties, covenants and agreements of Borrower in the Loan Instruments except as disclosed in the Affidavit of Borrower (if accepted by Lender), on which Lender shall rely in making such Advance.

                      ARTICLE 4 - COVENANTS AND AGREEMENTS
                                    BORROWER

                 Borrower hereby covenants and agrees as follows:

                 4.1 Mandatory Principal Payments. Borrower shall pay Lender the Interval Release Payment for each Interval Unit at the time each Interval Unit is sold, which payments shall be applied under the Loan as set forth herein and in the other Loan Instruments. Borrower shall pay Lender the Interval Incentive Fee at the time each Interval Unit is sold. Commencing with the first month after the first Improvements Completion Date, no later than the tenth (10th) day of each month, Borrower shall deliver to Lender a sales report for the Resort Property showing all sales of Interval Units during the immediately prior month, which sales report shall be certified by Borrower as accurate and shall be consistent with the payments made by Borrower to Lender in accordance with this Section 4.1. On or before the fifteenth (15th) day and the last day of each month, Lender shall provide Borrower with partial releases from the lien of the Mortgage for each Interval Unit for which Lender has been paid the applicable Interval Release Payment and the applicable Interval Incentive Fee at least five (5) days prior to such date.

                 4.2 Compliance With Governmental Requirements. Borrower shall timely comply with all Governmental Requirements applicable to the Borrower, the Improvements and the Resort Property. Borrower assumes full responsibility for the compliance of the Plans, the Property and the Improvements with all

Governmental Requirements and with sound building and engineering practices, and, notwithstanding any approvals by Lender, Lender shall have no obligation or responsibility whatsoever for the Plans or any other matter incident to the Property or the construction of the Improvements. Immediately upon Borrower's receipt of any notice from a Governmental Authority of noncompliance with any Governmental Requirements, Borrower shall provide Lender with written notice thereof.

                 4.3 Construction of the Improvements. Borrower shall commence construction of the Improvements on or before the Commencement Date and the construction of the Improvements shall be prosecuted with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable Governmental Requirements, the Plans, the Approved Budget, the Approved Construction Schedule, and all covenants, conditions and restrictions. Borrower shall not permit cessation of work for a period in excess of those periods specified in Section 1.22(f) of this Loan Agreement and shall complete construction of the Improvements on or before the applicable Improvements Completion Date, free and clear of all liens other than the Permitted Exceptions and the Loan Instruments (except those as to which Borrower has furnished a bond or other security acceptable to Lender and otherwise complied with the requirements of Section 4.18 below).

                 4.4 Correction of Defects. Borrower shall correct or cause to be corrected (a) any defect in the Improvements, (b) any material departure in the construction of the Improvements from the Plans, Governmental Requirements, covenants, conditions and restrictions, if applicable, or (c) any encroachment by any part of the Improvements, or any structure located on the Property, on any easement, property line, or restricted area, or any encroachment by any such structure on any building line.

                 4.5 Storage of Materials. Borrower shall cause all materials supplied for, or intended to be utilized in, the construction of the Improvements, but not affixed to or incorporated into the Improvements or the Property, to be stored on the Property, with adequate safeguards, as reasonably required by Lender, to prevent loss, theft, damage, or commingling with other materials or projects.

                 4.6 Inspection of the Property. Borrower shall permit Lender, and its agents and representatives, to enter upon the Property and any location where materials intended to be utilized in the construction of the Improvements are stored, for the purpose of inspection of the Property and such materials at all reasonable times.

                 4.7 Notices by Governmental Authority, Casualty, Condemnation. Borrower shall timely comply with and promptly furnish to Lender true and complete copies of any notice or claim by any Governmental Authority pertaining to the Property. Borrower shall promptly notify Lender of any fire or other casualty or any notice of taking or eminent domain action or proceeding affecting the Property, or the threat of any such action or proceeding of which Borrower becomes aware.

                          Provided no Event of Default then exists and Borrower
certifies as to same, the net insurance proceeds shall be paid to Lender but shall be made available by Lender for the restoration or repair of the Property if (i) in Lender's reasonable judgment: (a) restoration or repair and the continued operation of the Resort Property is economically feasible, and (b) the value of Lender's security is not reduced; (ii) the cost of restoration or repair does not exceed the net insurance proceeds or Borrower or the Association shall provide a Borrower's Deposit or other evidence satisfactory to Lender in its sole discretion that Borrower or the Association can pay all costs of restoration in excess of such net insurance proceeds; (iii) the loss does not occur in the six (6) month period preceding the Maturity Date as defined in the Acquisition Note and the Renovation Note; (iv) Borrower has sufficient business interruption insurance to provide alternative accommodations for all owners or users of Interval Units at the Project affected by such casualty loss; and (v) Lender's Inspecting Architect/Engineers certify that the restoration of the Property can be completed at least ninety
(90) days prior to the Maturity Date. Borrower or the Association shall pay all amounts, in addition to the net insurance proceeds, necessary to pay in full the cost of the restoration or repair.

                          Notwithstanding the foregoing, it shall be a
condition precedent to any disbursement of insurance proceeds held by Lender hereunder that Lender shall have approved (x) all plans and specifications for any proposed repair or restoration; (y) the construction schedule; and (z) the architect's and general contractor's contracts for restoration. Lender may establish other conditions it deems reasonably necessary to assure the work is fully completed in a good and workmanlike manner free of all liens or claims by reason thereof, and in compliance with all applicable laws, rules and regulations. At Lender's option, the net insurance proceeds shall be disbursed pursuant to a construction escrow acceptable to Lender. If an Event of Default then exists, or any of the conditions set forth in this subsection have not been met or satisfied, the net insurance proceeds (after deduction of Lender's reasonable costs and expenses, if any, in collecting same) shall be applied to the Loan in such order and manner as Lender may elect, whether or not due and payable, with any excess paid to Borrower.

                          The proceeds of any award, payment or claim for
damages, direct or consequential, in connection with any condemnation or other taking of any Interval Unit or any portion of the Property, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender. Lender is authorized (but is under no obligation) to collect any such proceeds. The proceeds of any such award shall be made available by Lender for repair or restorations of the Property in the same manner and upon the same conditions as those set forth above for net insurance proceeds.

                          Anything to the contrary herein notwithstanding, for
so long as any part of the Property is subject to the Declaration of CCRs, any and all insurance proceeds arising from any damage or destruction to the Property and any and all awards and payments with respect to condemnation or conveyances in lieu thereof received by Lender shall be delivered and paid out by Lender to the insurance trustee under the Declaration of CCRs, to be distributed and used in accordance with the provisions of the Declaration of CCRs.

                 4.8 Application of Advances. Borrower shall apply all Advances for reimbursement of costs and expenses specified in the Approved Budget, and for no other purpose.

                 4.9 Borrower's Deposit. In accordance with Sections 2.7 and 4.7 above, Lender may require a Borrower's Deposit to be made which Lender shall place in an interest bearing account and disburse in accordance with Sections 2.7 or 4.7 as applicable.

                 4.10 Direct Disbursement and Application by Lender. Upon an Event of Default hereunder, Lender shall have the right, but not the obligation, to disburse and directly apply the proceeds of any Advance or the unadvanced balance of the Loan to the satisfaction of any of Borrower's obligations hereunder or under any of the other Loan Instruments. Any Advance by Lender for such purpose, except Borrower's Deposit, shall be part of the Loan and shall be secured by the Loan Instruments. Borrower hereby authorizes Lender to hold, use, disburse, and apply the Loan and the Borrower's Deposit, if any, for payment of costs of construction of the Improvements, reasonable expenses incident to the Loan and the Property, and the payment or performance of any obligation of Borrower hereunder or under any of the other Loan Instruments. Borrower hereby assigns and pledges the proceeds of the Loan and the Borrower's Deposit to Lender for such purposes. Upon an Event of Default, Lender may advance and incur such Costs as Lender reasonably deems necessary for the completion of construction of the Improvements and to preserve the Property, and any other security for the Loan, and such Costs, even though in excess of the amount of the Loan, shall be secured by the Loan Instruments and payable to Lender.

                 4.11 Costs and Expenses. Borrower shall pay when due all costs and expenses required by this Loan Agreement, including, without limitation, (a) all taxes and assessments applicable to the Property, (b) all fees for filing or recording the Loan Instruments, (c) all fees and commissions lawfully due to brokers, salesmen, and agents in connection with the Loan or the Property, (Lender hereby warrants to Borrower that it has not engaged any brokers, salesmen or agents in connection with the Loan) (d) all reasonable fees and expenses, including the cost of the Survey, (e) all premiums for the Insurance Policies, and (f) all other costs and expenses payable to third parties incurred by Borrower in connection with the consummation of the transactions contemplated by this Loan Agreement.

                 4.12 Additional Documents. Borrower shall execute and deliver to Lender, from time to time as requested by Lender, such other documents as shall reasonably be necessary to provide the rights and remedies to Lender granted or provided for by the Loan Instruments.

                 4.13 Inspection of Books and Records. Borrower shall permit Lender at all reasonable times, upon five (5) days advance written notice to Borrower, to examine and copy the books and records of Borrower pertaining to the Loan and the Property, and all sales and marketing records, contracts, statements, invoices, bills, and claims for labor, materials, and services supplied for the construction of the Improvements; provided, however, all such books, records and information contained therein shall be treated as strictly confidential and shall not be disclosed to any third party (other than Lender's accountants, attorneys and consultants in connection with the Loan, and as may be required by law) without written consent of Borrower.

                 4.14 No Liability of Lender. Except in the case of Lender's gross negligence or wilful misconduct, Lender shall have no liability, obligation, or responsibility whatsoever with respect to the construction of the Improvements except to advance the Loan and the Borrower's Deposit pursuant to this Loan Agreement. Lender shall not be obligated to inspect the Property or the construction of the Improvements, nor be liable or responsible for any defect in the Property or the Improvements by reason of inspecting same, nor be liable for the performance or default of Borrower, Architect, the Inspecting Architects/Engineers, Contractor, or any other party, or for any failure to construct, complete, protect, or insure the Improvements, or for the payment of costs of labor, materials, or services supplied for the construction of the Improvements, or for the performance of any obligation of Borrower whatsoever. Nothing including without limitation any Advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Lender.

                 4.15 No Conditional Sale Contracts, Etc. No materials, equipment, or fixtures shall be supplied, purchased, or installed for the construction of the Improvements pursuant to security agreements, conditional sale contracts, lease agreements, or other arrangements or understandings whereby a security interest or title is retained by any party or the right is reserved or accrues to any party to remove or repossess any materials, equipment, or fixtures intended to be utilized in the construction or operation of the Improvements.

                 4.16 Defense of Actions. Lender may (but shall not be obligated to) commence, appear, in, or defend any action or proceeding purporting to affect the Loan, the Property, or the respective rights and obligations of Lender and Borrower pursuant to this Loan Agreement. Lender may (but shall not be obligated to) pay all reasonable necessary expenses, including reasonable attorneys' fees and expenses incurred in connection with such proceedings or action, which Borrower agrees to repay to Lender on demand; provided, however, in any action directly between Borrower and Lender, the provisions of Section 6.14 shall apply.

                 4.17 Prohibition on Transfer of Property or Assignment of Borrower's Interest. Borrower shall not (a) create any new ownership interest in Borrower, or (b) except for the (1) sale of Interval Units in arms length transactions, (2) the lien of the Loan Instruments, (3) the transfer of personal property permitted herein, or (4) the Permitted Exceptions, transfer, lease or mortgage (i) all or any part of the Property, or any interest therein, or (ii) any ownership interest in Borrower (including any interest in the profits, losses or cash distributions in any way relating to the Property) except this shall not serve to prohibit the sale or hypothecation by Borrower of notes and mortgages generated by Borrower in connection with the sale of Interval Units subject to Lender's rights under the Exclusive Financing Agreement between the parties of even date herewith. In addition, if at least two of the following, Fred Conte, Jerome Cohen, Herb Hirsch or Don Mayerson fail to remain a principal officer of Borrower with authority to make all material business decisions, then Lender may at Lender's option, declare all of the indebtedness evidenced by the Acquisition Note and/or the Renovation Note to be immediately due and payable, and Lender may invoke any remedies permitted by the Loan Instruments. Intestate transfers or transfers by devise shall not constitute a transfer for the purposes of the foregoing provisions.

                 4.18 Payment of Charges. Borrower shall promptly pay or cause to be paid when due all costs and expenses incurred in connection with the Property and the construction of the Improvements, and Borrower shall keep the Property free and clear of any lien, tax, judgment, charge, or claim (the "Charges") other than the encumbrances of the Mortgage, the Permitted Exceptions, and other liens approved in writing by Lender. Notwithstanding anything to the contrary contained in this Loan Agreement, Borrower (a) may, discharge in accordance with applicable law any such Charge or contest the validity or amount of any claim of any contractor, consultant, architect, or other person providing labor, materials, or services with respect to the Property, (b) may contest any tax or special assessments levied by any Governmental Authority, and (c) may contest the enforcement of or compliance with any Governmental Requirements, and such contest on the part of Borrower shall not be an Event of Default hereunder and shall not release Lender from its obligations to make Advances hereunder; provided, however, that during the pendency of any such contest Borrower shall, if requested by Lender, furnish to Lender and Title Company an indemnity bond from a corporate surety satisfactory to Lender and Title Company in an amount equal to one hundred fifty percent (150%) of the amount being contested or other security reasonably acceptable to them, and provided further that Borrower shall pay any amount adjudged by a court of competent jurisdiction (including appellate courts) to be due, with all costs, interest, and penalties thereon, before such judgment becomes a lien on the Property and provided further Borrower is able to fulfill all of Borrower's obligations under this Loan Agreement during the pendency of any such contest.

                 4.19 Restrictions and Annexation. Other than the Permitted Exceptions, Borrower shall not impose any restrictive covenants, easements or other encumbrances upon the Property, execute or file any subdivision plat affecting the Property, or consent to the annexation of the Property to any city without the prior written consent of Lender, which shall not be unreasonably withheld.

                 4.20 Current Financial Reports. Borrower shall (1) on or before sixty (60) days after the end of each applicable fiscal quarter, deliver to Lender quarterly Financial Reports of Borrower, certified by Borrower to be a fair and accurate summary of the information set forth therein, (2) on or before one hundred twenty (120) days after the end of each applicable fiscal year, deliver to Lender then current Financial Reports of Borrower, Guarantor and the Association (so long as Borrower is in control thereof), which, except for those of the Association, shall be audited by a certified public accountant and prepared in accordance with GAAP, and (3) from time to time, as Lender may reasonably request, deliver to Lender additional financial reports of Borrower, Guarantor and the Association.

                 4.21 Tax Receipts. Borrower shall furnish Lender with receipts or tax statements marked "Paid" to evidence the payment of all taxes levied on the Property prior to the date such taxes become delinquent.

                 4.22 Notice of Litigation, Claims, and Financial Change. Borrower shall promptly inform Lender of (a) any litigation against Borrower or Guarantor or affecting the Property, which, if determined adversely, might have a material adverse effect upon the financial condition of Borrower or Guarantor or upon the Property, or might cause an Event of Default, (b) any claim or controversy which might become the subject of such litigation, and (c) any material adverse change in the financial condition of Borrower or Guarantor.

                 4.23 No Occupancy Contrary to Builder's Risk Policy. The Improvements or any element thereof shall not be occupied until Borrower has obtained and furnished to Lender (a) a certificate of occupancy (or its equivalent), if applicable, issued by the local Governmental Authorities with jurisdiction over construction of the Improvements, and (b) replacement coverage in the form of an all-risk insurance policy upon the completed Improvements or element thereof, which policy will not be impaired by the occupancy of the Improvements and is reasonably satisfactory to Lender.

                 4.24 Hold Harmless. Except for Lender's acts or omissions which constitute gross negligence or willful misconduct, Borrower shall defend, at its own cost and expense, and hold Lender harmless from, any proceeding or claim in any way relating to the Property or the Loan Instruments. Subject to the provisions of Section 6.14, all Costs incurred by Lender in protecting its interests hereunder, including all court costs and reasonable attorney's fees and expenses, shall be borne by Borrower. The provisions of this Section shall survive the payment in full of the Loan and all other indebtedness secured by the Mortgage and the release of the Mortgage as to events occurring and causes of action arising before such payment and release.

                 4.25 Cross Default. The Mortgage shall also provide that any Event of Default under the documents evidencing and securing the Interval Receivables Loan shall be an Event of Default under the Mortgage and the other Loan Instruments. The documents and instruments evidencing and securing the Interval Receivables Loan shall also secure the Acquisition Note and the Renovation Note. Any Event of Default hereunder or under the other Loan Instruments shall be an Event of Default under the Receivables Loan Agreement.

                 4.26 Modifications to Resort Documents. Borrower shall not without Lender's prior written consent, which consent shall not be unreasonably withheld, amend, modify or supplement the Declaration of CCRs or any of the other documents relating to the creation or operation of the timeshare project on the Resort Property ("Resort Documents") unless such amendment, modification or supplement is required either to cause additional Interval Units to be annexed into the timeshare regime or by law, whereupon Borrower shall implement same and give prompt written notice thereof to Lender. Lender shall, in writing, reject or approve such written request to modify, amend or supplement the Resort Documents within thirty (30) days of receipt of such request from Borrower.

                 4.27 Subordinated Obligations. Borrower hereby represents and warrants to Lender that those matters described on Exhibit "J" hereto constitute all Borrower's debts, liabilities and obligations to any Affiliates of Borrower except for salaries and other compensation due officers and directors as of February 29, 1996. Upon an Event of Default, Borrower will not, directly or indirectly, (a) permit any payment to be made in respect of any indebtedness, liabilities or obligations direct or contingent, to any Affiliates (excluding trade payables incurred in the ordinary course of business), which payments shall be and are hereby made subordinate to the payment of principle of, and interest on, the Acquisition Note, the Renovation Note, or any indebtedness secured under the Interval Receivables Loan or (b) permit the amendment, rescission or other modification of any of Borrower's subordinated obligations in such a manner as to affect adversely the lien priority of the Lender in any property, real or personal, pledged to secure any of the foregoing Loan Instruments. For purposes of this provision the term "Affiliate" shall mean an individual, trust, estate, partnership, limited liability company, corporation or any other incorporated or unincorporated organization ("Person") that (i) directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with Borrower, Guarantor or (ii) any officer, director, or partner of Borrower or Guarantor or any relative of any of the foregoing. The term "Control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person whether through ownership of voting securities, by contract or otherwise.

                   ARTICLE 5 - RIGHTS AND REMEDIES OF LENDER

                 5.1 Rights of Lender. Upon the occurrence of an Event of Default, Lender shall have the right, in addition to any other right or remedy of Lender as set forth in the Loan Instruments, but not the obligation, in its own name or in the name of Borrower, to enter into possession of the Property; to perform all work necessary to complete the construction of the Improvements substantially in accordance with the Plans, Governmental Requirements, and the requirements of any lessee, if applicable; and to employ watchmen and other safeguards to protect the Property. Borrower hereby appoints Lender as the attorney-in-fact of Borrower, with full power of substitution, and in the name of Borrower, if Lender elects to do so, upon the occurrence of an Event of Default, to (a) use such sums as are reasonably necessary, including any proceeds of the Loan and the Borrower's Deposit, if any, make such changes or corrections in the Plans, the construction of the Improvements, the Approved Budget, the Approved Construction Schedule, and employ such architects, engineers, and contractors as may be reasonably required for the purpose of completing the construction of the Improvements substantially in accordance with the Plans and Governmental Requirements, (b) execute all applications and certificates in the name of Borrower which may be required for completion of construction of the Improvements, (c) endorse the name of Borrower on any checks or drafts representing proceeds of the Insurance Policies, or other checks or instruments payable to Borrower with respect to the Property, (d) do every act with respect to the construction of the Improvements which Borrower may do, and (e) prosecute or defend any action or proceeding incident to the Property. The power of attorney granted hereby is a power coupled with an interest and is irrevocable. Lender shall have no obligation to undertake any of the foregoing actions, and, if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.

                 5.2 Acceleration and Other Remedies. Upon the occurrence of an Event of Default, Lender may, at its option, declare the Loan immediately due and payable, and Lender may exercise any or all of its remedies set forth in the Loan Instruments.

                 5.3 Cessation of Advances. Upon the occurrence of an Event of Default, the obligation of Lender to disburse the Loan and the Borrower's Deposit and all other obligations of Lender hereunder shall, at Lender's option, immediately terminate.

                 5.4 Funds of Lender. Any funds of Lender used for any purpose referred to in this Article 5 shall constitute Advances secured by the Loan Instruments and shall bear interest at the rate specified in the Renovation Note to be applicable after default hereunder.

                 5.5 No Waiver or Exhaustion. No waiver by Lender of any of its rights or remedies hereunder, in the other Loan Instruments, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and no exercise or enforcement, of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

                 5.6 Marshalling Waiver. Borrower waives any and all rights to require the marshalling of assets in connection with the exercise of any of the remedies hereunder.

                    ARTICLE 6 - GENERIC TERMS AND CONDITIONS

                 6.1 Notices. Any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (Chicago time) on a business day otherwise, on the next business day; provided that a confirmation of the receipt of any such telecopy is obtained and retained by the sending party and that a hard copy of such notice is also sent pursuant to (c) or (d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by U.S, Mail, certified or registered mail, return receipt requested on the fourth (4th) day after deposit in the mail postage prepaid. For purposes of this Agreement, the term "business day" shall mean a day on which banks are open for business in both Illinois and Nevada.

         Notices to Borrower:     PREFERRED EQUITIES CORPORATION
                                                   4310 Paradise Road
                                                   Las Vegas, Nevada  89109
                                                   Attn:  Frederick H. Conte
                                                   Telecopy: 702/369-8775

         With a copy to:          PREFERRED EQUITIES CORPORATION
                                                   4310 Paradise Road
                                                   Las Vegas, Nevada  89109
                                                   Attn:  Jon Joseph
                                                   Telecopy: 702/369-8775

         Notices to Lender:       HELLER FINANCIAL, INC.
                                                 Sales Finance Division
                                                 Attn:  Portfolio Manager,
                                                 R.E. Loan No. 95-227
                                                 500 West Monroe St., 15th Floor
                                                 Chicago, Illinois  60661
                                                 Telecopy: (312) 441-7924

         With a copy to:          HELLER FINANCIAL, INC.
                                                 Real Estate Financial Services
                                                 Attn:  Group General Counsel
                                                 R.E. Loan No. 95-227
                                                 500 West Monroe St. 15th Floor
                                                 Chicago, Illinois  60661
                                                 Telecopy: (312) 441-7872

                 6.2 Entire Agreement and Modifications. The Loan Instruments constitute the entire understanding and agreement between the undersigned with respect to the transactions arising in connection with the Loan and supersede all prior written or oral understandings and agreements between the undersigned in connection therewith. No provision of this Loan Agreement or the other Loan Instruments may be modified, waived, terminated, supplemented, changed or amended except by a written instrument executed by both parties hereto.

                 6.3 Severability. In case any of the provisions of this Loan Agreement shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Loan Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                 6.4 Election of Remedies. Lender shall have all of the rights and remedies granted in the Loan Instruments and available at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively, or concurrently against Borrower, Guarantor, or any property encumbered by the Loan Instruments, at the sole discretion of Lender. The exercise or failure to exercise any of the same shall not constitute a waiver or release thereof or of any other right or remedy, and the same shall be nonexclusive.

                 6.5 Form and Substance. All documents, certificates, insurance policies, evidence, and other items required under this Loan Agreement to be executed and/or delivered to Lender shall be in form and substance reasonably satisfactory to Lender.

                 6.6 Limitation on Interest. In no event whatsoever shall the amount of interest paid or agreed to be paid to Lender pursuant to this Loan Agreement, the Acquisition Note or Renovation Note or any of the Loan Instruments exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Loan Agreement, the Acquisition Note, the Renovation Note and the other Loan Instruments shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Lender shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the outstanding principal balance of the Loan (whether or not due and payable), and not to the payment of interest, or shall be refunded to Borrower if such Loan has been paid in full. Neither Borrower nor Guarantor or any endorser shall have any action against Lender for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

                 6.7 No Third Party Beneficiary. This Loan Agreement is for the sole benefit of Lender and Borrower and is not for the benefit of any third party.

                 6.8 Borrower in Control. In no event shall Lender's rights and interests under the Loan Instruments be construed to give Lender the right to, or be deemed to indicate that Lender is in control of the business, management or properties of Borrower or has power over the daily management functions and operating decisions made by Borrower.

                 6.9 Number and Gender. Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations and warranties of Borrower in this Loan Agreement shall be joint and several obligations of Borrower and of each Borrower if more than one.

                 6.10 Captions. The captions, headings, and arrangements used in this Loan Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

                 6.11 Applicable Law. This Loan Agreement and the Loan Instruments shall be governed by and construed in accordance with the laws of the State of Illinois and the laws of the United States applicable to transactions within such state, except that the provisions of the laws of the State of Florida shall be applicable to the creation, perfection and enforcement of the lien created by the Mortgage.

                 6.12 Venue. BORROWER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS LOAN AGREEMENT OR THE OTHER LOAN INSTRUMENTS SHALL BE LITIGATED, AT LENDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. BORROWER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES C T CORPORATION SYSTEM, WHOSE ADDRESS IS BORROWER, C/O C T CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON SUCH PARTY PROVIDED A COPY OF SUCH SERVICE OF PROCESS IS ALSO WITHIN THREE (3) DAYS THEREAFTER TRANSMITTED TO BORROWER IN ACCORDANCE WITH SECTION 6.1 HEREOF EXCEPT IN THE CASE OF SERVICE OF PROCESS FOR ACTIONS WHEREIN THE BORROWER'S RESPONSE IS DUE IN LESS THAN TWENTY (20) DAYS, A COPY OF SUCH PROCESS WILL BE SENT TO BORROWER ON THE SAME DAY AS SERVICE ON C T CORPORATION SYSTEM. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN CHICAGO, ILLINOIS, BORROWER SHALL, WITHIN TEN (10) DAYS AFTER LENDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN CHICAGO, ILLINOIS) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY LENDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, LENDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO BORROWER. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY LENDER ON THE LOAN INSTRUMENTS IN ACCORDANCE WITH THIS PARAGRAPH.

                 6.13 Jury Trial Waiver. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LOAN AGREEMENT AND THE OTHER LOAN INSTRUMENTS AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND LENDER, AND BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS LOAN AGREEMENT AND THE OTHER LOAN INSTRUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS LOAN AGREEMENT AND THE OTHER LOAN INSTRUMENTS AND IN THE MAKING (IF

THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

                 6.14 Attorney's Fees. In any action hereunder between the parties hereto, the prevailing party shall be entitled to reasonable attorneys' fees including those for pretrial, trial and appellate proceedings.

                 6.15 Escrow. It is understood that certain local requirements mandate that Borrower escrow all sales proceeds received from consumers for the sale of Interval Units at the Property during the pendency of construction of the Improvements and until closing of the purchase of an Interval Unit. The parties agree that an escrow agent ("Escrow Agent") shall hold the sales proceeds during the pendency of construction and release them as may be allowed by local law having jurisdiction over the Property. The parties further agree that the Escrow Agent must be jointly approved by both Lender and Borrower, and that Seminole Title Company, is approved as the Escrow Agent.

                 6.16 Commitment Fee. Borrower has agreed to pay Lender a commitment fee in the amount of One Hundred Fifty Thousand Dollars and No/100 ($150,000.00) in connection with the Loan and the Interval Receivables Loan which Borrower agrees is fully earned and payable. Borrower has previously paid Lender the amount of Twenty Thousand Dollars and No/100 ($20,000.00) representing a portion of the Lender's commitment fee. At the execution and delivery of this Loan Agreement, Borrower shall pay Lender the sum of One Hundred Thirty Thousand Dollars and No/100 ($130,000.00) representing the balance of the commitment fee for the Loan and the Interval Receivables Loan.

                 6.17 Counterparts. This Agreement may be signed in multiple counterparts which taken together shall constitute the entire agreement between the parties.

                 IN WITNESS WHEREOF, the parties set their hands the date above first written.


BORROWER:                                                   LENDER:

PREFERRED EQUITIES CORPORATION,   HELLER FINANCIAL, INC., a
a Nevada Corporation                       Delaware corporation



By: ___________________________    By: ___________________________

Its: __________________________    Title: _________________________

                                                APPROVED BY:

                                                GUARANTOR:

                                                MEGO FINANCIAL CORP., a New York
                                                corporation



                                                By:  __________________________
                                                Its:  _________________________



_________________________________

                                   EXHIBIT A


                            APPLICATION FOR ADVANCE

                                   EXHIBIT B


                                APPROVED BUDGET

                                   EXHIBIT C


                                 EASEMENT AREA

                                   EXHIBIT D


                         APPROVED CONSTRUCTION SCHEDULE


1. Commence Construction on Phase I on or before sixty (60) days after the date of this Agreement (the "Commencement Date").

2. Phase I--42 Units in Buildings _____, to be completed on or before 134 days after the Commencement Date (the "Phase I Completion Date").

3. Phase II--30 Units in Buildings ______ to be completed on or before 134 days after the Phase I Completion Date (the "Phase II Completion Date").

4. Phase III--30 Units in Buildings ______, the Amenity Building, the Gate House, the pool and parking areas, to be completed on or before 134 days after the Phase II Completion Date (the "Final Completion Date").

                                   EXHIBIT E


                  APPROVED TIMESHARE DOCUMENT FILING SCHEDULE


1. Completed drafts of the Public Offering Statement for Ramada Vacation Suites at Tango Bay including the Declaration of CCRs and the timeshare sales and finance documents but excluding the other exhibits (the "POS") delivered to Lender for review and approval on or before sixty days after the date of this Agreement.

2. Lender to approve or provide comments thereto within fifteen (15) days of receipt of the POS.

3. Borrower to provide redrafts of the POS including all available exhibits thereto, to Lender for final review within fifteen (15) days of receipt of Lender's comments.

4. Lender shall have fifteen (15) days for final review of the POS from receipt of the redrafted POS and during such fifteen (15) day period Borrower shall deliver to Lender all exhibits necessary for filing the POS with the Florida Division of Land Sales, Condominiums and Mobile Homes, Bureau of Timeshare.

5. Borrower upon receipt of final approval of the POS from Lender shall file the POS with the Florida Division of Land Sales, Condominiums, and Mobile Homes, Bureau of Timeshare.

6. Borrower shall obtain final approval of the POS no later than December 1, 1996 subject to delays, if any, caused by Lender's review of the POS. All time frames hereunder shall be extended by the number of days caused by any such delay in Lender's review.

                                   EXHIBIT F

                              PERMITTED EXCEPTIONS


1.       Any taxes not yet due and payable.

                                   EXHIBIT G


                              PROPERTY DESCRIPTION

                                   EXHIBIT H


                             LITIGATION DISCLOSURE

                                   EXHIBIT I


                              APPROVED TRANSACTION




                                      NONE

                                   EXHIBIT J


                            SUBORDINATED OBLIGATIONS

                                                                Loan No.  95-227


                          RECEIVABLES PROMISSORY NOTE

$15,000,000.00,                                                __________, 1996


1.       PROMISE TO PAY.

         FOR VALUE RECEIVED, PREFERRED EQUITIES CORPORATION, a Nevada corporation ("MAKER") whose address is 4310 Paradise Road, Las Vegas, Nevada 89109, promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation, and its successors and assigns ("HOLDER"), in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Advances made by Holder to Maker (the "LOAN") pursuant to that certain Interval Receivables Loan and Security Agreement, dated the date hereof, between Holder and Maker, as amended, modified or supplemented from time to time in accordance with its terms (the "Receivables Loan Agreement"). This is a revolving Note, the principal amount of which may increase or decrease from time to time during the term hereof. This Note shall evidence Advances made under the Receivables Loan Agreement, notwithstanding that the total aggregate of principal advances and repayments exceed the original maximum principal amount hereof, and notwithstanding that the principal balance may be zero at any time. Payments shall be made to Holder at 500 West Monroe Street, 15th Floor, Chicago, Illinois 60661 (or such other address as Holder may hereafter designate in writing to Maker).

         The repayment of the Loan evidenced by this Note is secured by the Receivables Loan Agreement pursuant to which Maker has assigned, pledged and granted a security interest to Lender in certain receivables related to the sale of Intervals and other collateral described therein. This Note, the Receivables Loan Agreement and any other documents evidencing or securing the Loan or executed in connection therewith, and any modification, renewal or extension of any of the foregoing are collectively called the "Receivables Loan Documents".

         This Note has been issued pursuant to the Receivables Loan Agreement, and all of the terms, covenants and conditions of the Receivables Loan Agreement (including all Exhibits thereto) and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. Defined terms used herein and not otherwise defined shall have the meanings set forth in the Receivables Loan Agreement.

2.       PRINCIPAL AND INTEREST

         So long as no Event of Default exists, interest shall accrue on the principal balance hereof from time to time outstanding and Maker shall pay interest thereon at a rate equal to a floating rate per annum equal to four percent (4.0%) plus the Base Rate (the aggregate rate referred to as the "INTEREST RATE"). "BASE RATE" shall mean the rate published each Business Day in the Wall Street Journal for deposits maturing three (3) months after issuance under the caption "Money Rates, London Interbank Offered Rates (Libor)." The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first (1st) Business Day of such month. Interest shall be calculated on a 360 day year and charged for the actual number of days elapsed.

3.       PAYMENT.

                 This Note is subject to mandatory payments as provided in
Section 1.4 of the Receivables Loan Agreement.

                 Maker shall pay interest to Lender monthly, in arrears, on the first day of each calendar month, commencing on the first day of the first calendar month following the first Advance pursuant to the Receivables Loan Agreement, on the unpaid principal amount of this Note outstanding during the previous calendar month at a fluctuating interest rate per annum (computed daily on the basis of a year of 360 days and charged for the actual number of days elapsed) equal to the Interest Rate; provided, however, that after the occurrence of an Event of Default under the Receivables Loan Agreement this Note shall bear interest at the Default Rate set forth below.

         The Loan shall be due and payable on or before June 1, 2005, or any earlier date on which the Loan shall be required to be paid in full, whether by acceleration or otherwise (the "MATURITY DATE").


4.       PREPAYMENT.

                 This Note is (i) subject to mandatory prepayments in whole or in part as provided in Section 1.5(b) of the Receivables Loan Agreement; and
(ii) permitted optional prepayments in accordance with Section 1.5(a) of the Receivables Loan Agreement, subject to applicable Prepayment Premiums.

                 Not in limitation of any other mandatory prepayment requirements under the Receivables Loan Agreement, if at any time the outstanding aggregate principal balance under (i) this Note; (ii) that certain promissory note of even date herewith between Holder and Maker in the principal amount of $4,865,000.00 (the "Acquisition Note"); and (iii) that other certain revolving promissory note of even date herewith between Holder and Maker in the maximum principal amount of $1,500,000.00 (the "Renovation Note") exceeds $15,000,000.00, such excess amount shall be due and payable by Maker to Holder within five (5) Business Days after notice from Holder without premium or penalty and such amount shall be applied by Holder to reduce the outstanding principal balance of any of the above-referenced notes in any manner or amount that Holder determines.

5.       DEFAULT.

         A.      Events of Default.

         An "Event of Default" under this Note shall mean the occurrence of any Event of Default under any of the Receivables Loan Documents, after giving effect to any applicable grace or cure period.

         B.      Remedies.

         So long as an Event of Default remains outstanding: (a) interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum (the "DEFAULT RATE"); (b) Holder may, at its option and without notice (such notice being expressly waived), declare the Loan immediately due and payable; and (c) Holder may pursue all rights and remedies available under the Receivables Loan Agreement or any other Receivables Loan Documents. Holder's rights, remedies and powers, as provided in this Note and the other Receivables Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Receivables Loan Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.

         If any attorney is engaged: (i) to collect the Loan or any sums due under the Receivables Loan Documents, whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note; (iii) to protect the liens and security interests of the Receivables Loan Agreement or any of the Receivables Loan Documents; (iv) to foreclose on the Collateral; (v) to represent Holder in any other proceedings whatsoever in connection with the Receivables Loan Agreement or any of the Receivables Loan Documents including post judgment proceedings to enforce any judgment related to the Receivables Loan Documents; or (vi) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all reasonable costs, attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.


6.       LATE CHARGE.

         If payments of principal and/or interest, or any other amounts under the other Receivables Loan Documents are not timely made or remain overdue for a period of ten (10) days, Maker, without notice or demand by Holder, promptly shall pay an amount ("Late Charge") equal to four percent (4%) of each delinquent payment.

7.       GOVERNING LAW; SEVERABILITY.

         This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

8.       WAIVER.

         Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, successors, assigns and legal representatives, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note except as provided in the Receivables Loan Agreement, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

9.       SECURITY, APPLICATION OF PAYMENTS.

         This Note is secured by the liens, encumbrances and obligations created hereby and by the other Receivables Loan Documents. Payments will be applied to any fees, expenses or other costs Maker is obligated to pay under this Note or the other Receivables Loan Documents, to interest due on the Loan and to the outstanding principal balance of the Loan, in any order that Holder, at its sole option, may deem appropriate.

10.      MISCELLANEOUS.

         A.      Amendments.

         This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Holder and Maker.

         B.      Lawful Rate of Interest.

         In no event whatsoever shall the amount of interest paid or agreed to be paid to Holder pursuant to this Note or any of the Receivables Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Receivables Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the principal of the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Maker if the Loan has been paid in full. Neither Maker nor any guarantor or endorser shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

         C.      Captions.

         The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

         D.      Notices.

         Notices shall be given under this Note in conformity with the terms and conditions of the Receivables Loan Agreement.

         E.      Joint and Several.

         The obligations of Maker under this Note shall be joint and several obligations of Maker and of each Maker, if more than one, and of each Maker's heirs, personal representatives, successors and assigns.


         F.      Time of Essence.

         Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

11.      VENUE.

         MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE SHALL BE LITIGATED, AT HOLDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. MAKER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES C T CORPORATION SYSTEM, WHOSE ADDRESS IS MAKER, C/O C T CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON MAKER PROVIDED A COPY OF SUCH SERVICE OF PROCESS IS ALSO SENT WITHIN THREE (3) DAYS THEREAFTER TO MAKER EXCEPT IN THE CASE OF SERVICE OF PROCESS FOR ACTIONS WHEREIN THE MAKER'S RESPONSE IS DUE IN LESS THAN TWENTY (20) DAYS, A COPY OF SUCH PROCESS WILL BE SENT TO MAKER ON THE SAME DAY AS SERVICE ON C T CORPORATION SYSTEM. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN CHICAGO, ILLINOIS, MAKER SHALL, WITHIN TEN
(10) DAYS AFTER HOLDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN CHICAGO, ILLINOIS) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY HOLDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, HOLDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO MAKER.

MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY HOLDER ON THE RECEIVABLES LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH.

12.      SALE OF LOAN.

         Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Receivables Loan Agreement and the other Receivables Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan. In the event Holder sells, transfers, conveys or assigns all of Holder's right, title and interest in this Note or the Loan, Holder shall give notice thereof to Maker and Holder shall thereupon be released from liability and obligations of the Lender hereunder and under all other transferred Loan Documents from and after the date of such transfer provided such transferee agrees to be bound by the obligations of Lender thereunder and provided such transferee is of equal or greater financial capacity than Holder. Notice to Maker shall not be required for any partial sale, transfer, assignment or conveyance of this Note.

13.      JURY TRIAL WAIVER.

         MAKER, AND HOLDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER AND BY HOLDER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT MAKER AND HOLDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

         IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representatives as of the date set first forth above.

                                        MAKER:

                                        Preferred Equities Corporation,
                                        a Nevada corporation

                                             By:________________________________

                                             Print Name:________________________

                                             As Its:____________________________

STATE OF NEVADA            )
                           )  SS.
COUNTY OF _________________)


         I hereby certify that on this _________ day of March, 1996, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgements, personally appeared _______________________, as __________________________ of Preferred Equities Corporation, to me known to be the person who executed the attached Receivables Promissory Note dated March _________, 1996 in the principal amount of $15,000,000, in the State and County aforesaid, on behalf of the corporation, and acknowledged before me that he/she executed the same.


Notary :__________________________________
Print Name:_______________________________
[NOTARIAL SEAL]           Notary Public, State of Nevada
My Commission Expires:____________________
Commission Number:________________________

                                                                 Loan No. 95-227

                      REVOLVING RENOVATION PROMISSORY NOTE


$1,500,000.00                                                     _______, 1996

1.       Promise to Pay.

         FOR VALUE RECEIVED, PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker") whose address is 4310 Paradise Road, Las Vegas, Nevada 89109, promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation, and its successors and assigns ("Holder") the sum of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00), together with all other amounts added thereto pursuant to this Note (the "Loan") (or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth, payable in lawful money of the United States of America. Payments shall be made to Holder at 500 West Monroe Street, 15th Floor, Chicago, Illinois 60661 (or such other address as Holder may hereafter designate in writing to Maker).

         The repayment of the Loan evidenced by this Note is secured by among other things (i) that certain Mortgage, Assignment of Rents and Security Agreement of even date herewith (the " Mortgage") encumbering, among other things, the property commonly described as Ramada Vacation Suites at Tango Bay located in Orange County, Florida (the "Property"), and (ii) that certain Interval Receivables Loan and Security Agreement of even date herewith (the "Receivables Security Agreement") pursuant to which Maker has assigned, pledged and granted a security interest to Lender in certain receivables related to the sale of Interval Units and other Collateral described therein. This Note, the Acquisition Promissory Note (the "Acquisition Note"), the Mortgage, the Acquisition and Construction Loan Agreement (the "Loan Agreement") all of even date herewith and any other documents evidencing or securing the Loan or executed in connection therewith, and any modification, renewal or extension of any of the foregoing are collectively called the "Loan Documents".

         This Note has been issued pursuant to the Loan Agreement, and all of the terms, covenants and conditions of the Loan Agreement (including all Exhibits thereto) and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. Defined terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

2.       Principal and Interest.

         So long as no Event of Default exists, interest shall accrue on the principal balance hereof from time to time outstanding, and Maker shall pay interest thereon at a floating rate of interest per annum equal to four and one-quarter percent (4.25%) plus the Base Rate (the aggregate rate referred to as the "Interest Rate"). "Base Rate" shall mean the rate published each business day in the Wall Street Journal for deposits maturing three (3) months after issuance under the caption "Money Rates, London Interbank Offered Rates (Libor)". The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first (1st) business day of such month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

          Maker shall be entitled to Advances (as defined in the Loan Agreement) under this Note in the maximum aggregate amount of $3,000,000.00 during the first twenty-four (24) months of the term of this Note; provided, however, at no time shall the outstanding principal balance under this Note exceed $1,500,000.00. If, at any time, the outstanding balance hereunder exceeds $1,500,000.00, Maker shall pay such excess amount to Holder within five
(5) business days after notice from Holder.

3.       Payment.

         Commencing on May 1, 1996, Maker shall pay interest computed at the Interest Rate monthly in arrears on the first day of each month.

         Concurrently with Maker's sale of any Interval Unit (as defined in the Loan Agreement), Maker shall pay to Holder the Interval Release Payment and Interval Incentive Fee (each as defined in the Loan Agreement) with respect to such Interval Unit. The amount of $720.00 of each Interval Release Payment shall be applied first to accrued but unpaid interest which is past due hereunder, if any, and then to the outstanding principal balance of this Note. The balance of the Interval Release Payment shall be applied as set forth in the Acquisition Note. The Interval Incentive Fee due hereunder shall be the same as the Interval Incentive Fee due under the Acquisition Note and Maker shall pay only one such fee per Interval Unit sold.

          The outstanding principal balance of this Note together with all accrued interest shall be due and payable on or before March 29, 1999, or any earlier date on which the Loan shall be required to be paid in full, whether by acceleration or otherwise (the "Maturity Date").

4.       Prepayment; Interval Incentive Fees.

         Maker may prepay this Note in full or in part upon not less than three
(3) days prior written notice to Holder provided that at the time of such prepayment Maker pays Holder an Interval Incentive Fee multiplied by the number of Interval Release Payments which would be necessary to pay off the outstanding principal balance of this Note at the time of such prepayment. Only one such Interval Incentive Fee shall be payable by Maker under this Note and the Acquisition Note. In the event of prepayment of this Note only, Maker shall be credited with the number of Interval Incentive Fees paid hereunder in connection with such prepayment against the number of Interval Incentive Fees due under the Acquisition Note.

                 Not in limitation of any other mandatory prepayment requirements under the Loan Agreement, if, at any time, the outstanding aggregate principal balance under (i) this Note; (ii) the Acquisition Note; and
(iii) that certain other revolving promissory note of even date herewith between Holder and Maker in the maximum principal amount of $15,000,000.00 (the "Receivables Note") exceeds the aggregate amount of $15,000,000.00, such excess amount shall be due and payable by Maker to Holder within five (5) business days after notice from Holder without premium or penalty and such amount shall be applied by Holder to reduce the outstanding principal of any of the referenced notes in any manner or amount as that Holder determines.

5.       Default.

         5.1     Events of Default.

         Events of Default hereunder shall be those set forth in the Loan Agreement.

         5.2     Remedies.

         So long as an Event of Default remains outstanding: (a) interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum (the "Default Rate"); (b) Holder may, at its option and without notice (such notice being expressly waived), declare the Loan immediately due and payable; and (c) Holder may pursue all rights and remedies available under the Mortgage or any other Loan Documents. Holder's rights, remedies and powers, as provided in this Note and the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Loan Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may pursue every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.

         If any attorney is engaged: (i) to collect the Loan or any sums due under the Loan Documents, whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note; (iii) to protect the liens of the Mortgage or any of the Loan Documents; (iv) to foreclose the Mortgage or enforce any security interests under the Loan Documents; (v) to represent Holder in any other proceedings whatsoever in connection with the Mortgage or any of the Loan Documents including post judgment proceedings to enforce any judgment related to the Loan Documents; or (vi) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all reasonable costs, attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.

6.       Late Charge.

         If payments of principal and/or interest, or any other amounts under the other Loan Documents are not timely made or remain overdue for a period of five (5) days, Maker, without notice or demand by Holder, promptly shall pay an amount ("Late Charge") equal to four percent (4%) of each delinquent payment.

7.       Governing Law: Severability.

         This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

8.       Waiver.

         Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, successors, assigns, and legal representatives, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note except as provided in the Loan Agreement, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder regarding obligations of guarantors, endorsers or sureties with respect to the payment of other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

9.       Security, Application of Payments.

         This Note is secured by the liens, encumbrances and obligations created hereby and by the other Loan Documents and the terms and provisions of the other Loan Documents are hereby incorporated herein. Payment will be applied, at Holder's option, first to any fees, expenses or other costs Maker is obligated to pay under this Note or the other Loan Documents, second to interest due on the Loan and third to the outstanding principal balance of the Loan.

10.      Miscellaneous.

         10.1    Amendments.

         This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Holder and Maker.

         10.2    Lawful Rate of Interest.

         In no event whatsoever shall the amount of interest paid or agreed to be paid to Holder pursuant to this Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the principal of the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Maker if such Loan has been paid in full. Neither Maker nor any guarantor or endorser shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

         10.3    Captions.

         The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

         10.4    Notices.

         Notices shall be given under this Note in conformity with the terms and conditions of the Loan Agreement.

         10.5    Joint and Several.

         The obligations of Maker under this Note shall be joint and several obligations of Maker and of each Maker, if more than one, and of each Maker's heirs, personal representatives, successors and assigns.

         10.6    Time of Essence.

         Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

11.      Sale of Loan.

         Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Mortgage, the Loan Agreement and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan. In the event Holder sells, transfers, conveys or assigns all of Holder's right, title and interest in this Note or the Loan, Holder shall give notice thereof to Maker and Holder shall thereupon be released from liability and obligations of the Lender hereunder and under all other transferred Loan Documents from and after the date of such transfer provided such transferee agrees to be bound by the obligations of Lender thereunder and provided such transferee is of equal or greater financial capacity than Holder.

12.      Venue.

         MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS NOTE SHALL BE LITIGATED, AT HOLDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. MAKER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES C T CORPORATION SYSTEM, WHOSE ADDRESS IS MAKER, C/O C T CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON MAKER PROVIDED A COPY OF SUCH SERVICE OF PROCESS IS ALSO SENT WITHIN THREE (3) DAYS THEREAFTER TO MAKER IN ACCORDANCE WITH THE NOTICE PROVISIONS OF THE LOAN AGREEMENT PROVIDED, HOWEVER, IN THE CASE OF SERVICE OF PROCESS FOR ACTIONS WHEREIN MAKER'S RESPONSE IS DUE IN LESS THAN TWENTY (20) DAYS, A COPY OF SUCH PROCESS WILL BE SENT TO MAKER ON THE SAME DAY AS SERVICE ON C T CORPORATION SYSTEM. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN CHICAGO, ILLINOIS, MAKER SHALL, WITHIN TEN (10) DAYS AFTER HOLDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN CHICAGO, ILLINOIS) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY HOLDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, HOLDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO MAKER. MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY HOLDER ON THE LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH.

13.      Jury Trial Waiver.

         MAKER, AND HOLDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER AND BY HOLDER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT MAKER AND HOLDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN





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



THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.





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


         IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representatives as of the date set first forth above.

                                       MAKER:

                                       PREFERRED EQUITIES CORPORATION,
                                       a Nevada corporation



                                       By: ____________________________________

                                       Its: ___________________________________





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



                                                                 Loan No. 95-227





                          ACQUISITION PROMISSORY NOTE


$4,865,000.00
_______________, 1996


1.       Promise to Pay.

         FOR VALUE RECEIVED, PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker") whose address is 4310 Paradise Road, Las Vegas, Nevada 89109, promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation, and its successors and assigns ("Holder") the sum of Four Million Eight Hundred Sixty Five Thousand Dollars and No/100 ($4,865,000.00), together with all other amounts added thereto pursuant to this Note (the "Loan") (or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth, payable in lawful money of the United States of America. Payments shall be made to Holder at 500 West Monroe Street, 15th Floor, Chicago, Illinois 60661 (or such other address as Holder may hereafter designate in writing to Maker).

         The repayment of the Loan evidenced by this Note is secured by among other things (i) that certain Mortgage, Assignment of Rents and Security Agreement of even date herewith (the " Mortgage") encumbering, among other things, the property commonly described as Ramada Vacation Suites at Tango Bay located in Orange County, Florida (the "Property"), and (ii) that certain Interval Receivables Loan and Security Agreement of even date herewith (the "Receivables Security Agreement") pursuant to which Maker has assigned, pledged and granted a security interest to Lender in certain receivables related to the sale of Interval Units and other Collateral described therein. This Note, the Revolving Renovation Promissory Note (the "Renovation Note"), the Mortgage, the Acquisition and Construction Loan Agreement (the "Loan Agreement") all of even date herewith and any other documents evidencing or securing the Loan or executed in connection therewith, and any modification, renewal or extension of any of the foregoing are collectively called the "Loan Documents".

         This Note has been issued pursuant to the Loan Agreement, and all of the terms, covenants and conditions of the Loan Agreement (including all Exhibits thereto) and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. Defined terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

2.       Principal and Interest.

         So long as no Event of Default exists, interest shall accrue on the principal balance hereof from time to time outstanding, and Maker shall pay interest thereon, at a floating rate of interest per annum equal to four and one-quarter percent (4.25%) plus the Base Rate (the aggregate rate referred to as the "Interest Rate"). "Base Rate" shall mean the rate published each business day in the Wall Street Journal for deposits maturing three (3) months after issuance under the caption "Money Rates, London Interbank Offered Rates (Libor)". The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first (1st) business day of such month. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed.

3.       Payment.

         Commencing on May 1, 1996, Maker shall pay interest computed at the Interest Rate monthly in arrears on the first day of each month during the term of this Note.

         Concurrently with Maker's sale of any Interval Unit (as defined in the Loan Agreement), Maker shall pay to Holder the Interval Release Payment and Interval Incentive Fee (as defined in the Loan Agreement) with respect to such Interval Unit. The amount of One Thousand Two Hundred Eighty Dollars and No/100 ($1,280.00) of each such Interval Release Payment shall be applied first to accrued but unpaid interest which is past due hereunder, if any, and then to the outstanding principal balance of this Note. The Interval Incentive Fee due hereunder shall be the same as the Interval Incentive Fee due under the Renovation Note and Maker shall pay only one such fee per Interval Unit sold. The balance of the Interval Release Payment shall be applied as set forth in the Renovation Note. The Interval Incentive Fee due hereunder shall be the same as the Interval Incentive Fee due under the Renovation Note and Maker shall pay only one such fee per Interval Unit sold.

          The outstanding principal balance of the Note together with all accrued interest shall be due and payable on or before March 29, 1999, or any earlier date on which the Loan shall be required to be paid in full, whether by acceleration or otherwise (the "Maturity Date").

4.       Prepayment; Interval Incentive Fees.

         Maker may prepay this Note in full or in part upon not less than three
(3) days prior written notice to Holder provided that at the time of such prepayment Maker pays Holder an Interval Incentive Fee multiplied by the number of Interval Release Payments which would be necessary to pay off the outstanding





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



principal balance of this Note at the time of such prepayment. Only one such Interval Incentive Fee shall be payable by Maker under this Note and the Renovation Note. In the event of prepayment of this Note only, Maker shall be credited with the number of Interval Incentive Fees paid hereunder in connection with such prepayment against the number of Interval Incentive Fees due under the Renovation Note.

                 Not in limitation of any other mandatory prepayment requirements under the Loan Agreement, if, at any time, the outstanding aggregate principal balance under (i) this Note; (ii) the Renovation Note; and
(iii) that certain revolving promissory note of even date herewith between Holder and Maker in the maximum principal amount of $15,000,000.00 (the "Receivables Note") exceeds the aggregate amount of $15,000,000.00, such excess amount shall be due and payable by Maker to Holder within five (5) business days after notice from Holder without premium or penalty and services amount shall be applied by Holder to reduce the outstanding principal of any of the referenced notes in any manner or amount that Holder determines.

5.       Default.

         5.1     Events of Default.

         Events of Default hereunder shall be those set forth in the Loan Agreement.

         5.2     Remedies.

         So long as an Event of Default remains outstanding: (a) interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum (the "Default Rate"); (b) Holder may, at its option and without notice (such notice being expressly waived), declare the Loan immediately due and payable; and (c) Holder may pursue all rights and remedies available under the Mortgage or any other Loan Documents. Holder's rights, remedies and powers, as provided in this Note and the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Loan Documents, and any other security given at any time to secure the payment hereof, all at the sole discretion of Holder. Additionally, Holder may pursue every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder's sole discretion. Failure of Holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued





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



existence of any Event of Default or any subsequent Event of Default.

         If any attorney is engaged: (i) to collect the Loan or any sums due under the Loan Documents, whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note; (iii) to protect the liens of the Mortgage or any of the Loan Documents; (iv) to foreclose the Mortgage or enforce any security interests under the Loan Documents; (v) to represent Holder in any other proceedings whatsoever in connection with the Mortgage or any of the Loan Documents including post judgment proceedings to enforce any judgment related to the Loan Documents; or (vi) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all reasonable costs, attorneys' fees and expenses in connection therewith, in addition to all other amounts due hereunder.

6.       Late Charge.

         If payments of principal and/or interest, or any other amounts under the other Loan Documents are not timely made or remain overdue for a period of five (5) days, Maker, without notice or demand by Holder, promptly shall pay an amount ("Late Charge") equal to four percent (4%) of each delinquent payment.

7.       Governing Law: Severability.

         This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois. The invalidity illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

8.       Waiver.

         Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, successors, assigns, and legal representatives, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note except as provided in the Loan Agreement, and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note, and their heirs, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, waiver or modification that may be granted by Holder regarding obligations of guarantors, endorsers or sureties with respect to the payment of other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

9.       Security, Application of Payments.

         This Note is secured by the liens, encumbrances and obligations created hereby and by the other Loan Documents and the terms and provisions of the other Loan Documents are hereby incorporated herein. Payment will be applied, at Holder's option, first to any fees, expenses or other costs Maker is obligated to pay under this Note or the other Loan Documents, second to interest due on the Loan and third to the outstanding principal balance of the Loan.

10.      Miscellaneous.

         10.1    Amendments.

         This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Holder and Maker.

         10.2    Lawful Rate of Interest.

         In no event whatsoever shall the amount of interest paid or agreed to be paid to Holder pursuant to this Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto ("Excess Interest"), then ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if, for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the principal of the Loan (whether or not due and payable), and not to the payment of interest, or refunded to

Maker if such Loan has been paid in full. Neither Maker nor any guarantor or endorser shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

         10.3    Captions.

         The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

         10.4    Notices.

         Notices shall be given under this Note in conformity with the terms and conditions of the Loan Agreement.

         10.5    Joint and Several.

         The obligations of Maker under this Note shall be joint and several obligations of Maker and of each Maker, if more than one, and of each Maker's heirs, personal representatives, successors and assigns.

         10.6    Time of Essence.

         Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

11.      Sale of Loan.

         Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Mortgage, the Loan Agreement and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan. In the event Holder sells, transfers, conveys or assigns all of Holder's right, title and interest in this Note or the Loan, Holder shall give notice thereof to Maker and Holder shall thereupon be released from liability and obligations of the Lender hereunder and under all other transferred Loan Documents from and after the date of such transfer provided such transferee agrees to be bound by the obligations of Lender thereunder and provided such transferee is of equal or greater financial capacity than Holder.

12.      Venue.

         MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF,





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



RELATED TO OR FROM THIS NOTE SHALL BE LITIGATED, AT HOLDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. MAKER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES C T CORPORATION SYSTEM, WHOSE ADDRESS IS MAKER, C/O C T CORPORATION SYSTEM, 208 S. LASALLE STREET, CHICAGO, ILLINOIS 60604, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON MAKER PROVIDED A COPY OF SUCH SERVICE OF PROCESS IS ALSO SENT WITHIN THREE (3) DAYS THEREAFTER TO MAKER IN ACCORDANCE WITH THE NOTICE PROVISIONS OF THE LOAN AGREEMENT PROVIDED, HOWEVER, IN THE CASE OF SERVICE OF PROCESS FOR ACTIONS WHEREIN MAKER'S RESPONSE IS DUE IN LESS THAN TWENTY (20) DAYS, A COPY OF SUCH PROCESS WILL BE SENT TO MAKER ON THE SAME DAY AS SERVICE ON C T CORPORATION SYSTEM. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN CHICAGO, ILLINOIS, MAKER SHALL, WITHIN TEN (10) DAYS AFTER HOLDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN CHICAGO, ILLINOIS) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY HOLDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, HOLDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO MAKER. MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY HOLDER ON THE LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH.

13.      Jury Trial Waiver.

         MAKER, AND HOLDER BY ITS ACCEPTANCE OF THIS NOTE, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MAKER AND BY HOLDER, AND MAKER ACKNOWLEDGES THAT NEITHER HOLDER NOR ANY PERSON ACTING ON BEHALF OF HOLDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. MAKER AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT MAKER AND HOLDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. MAKER AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

         IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representatives as of the date set first forth above.

                                       MAKER:

                                       PREFERRED EQUITIES CORPORATION,
                                       a Nevada corporation



                                       By: ____________________________________

                                       Its: ___________________________________





                                      -8-